UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 8, 2008

The South Financial Group, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification Number)

102 South Main Street, Greenville, South Carolina		29601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     Effective May 8, 2008, The South Financial Group, Inc. (the “Company”) amended its articles of incorporation to include four newly-created series of its preferred stock, consisting of (1) 55,562 shares of 10% Mandatory Convertible Non-cumulative Preferred Stock Series 2008ND-V, no par value and a $1,000 liquidation preference per share (the “Series ND-V”), (2) 184,718 shares of 10% Mandatory Convertible Non-cumulative Preferred Stock Series 2008ND-NV, no par value and a $1,000 liquidation preference per share (the “Series ND-NV”), (3) 2,248 shares of 10% Mandatory Convertible Non-cumulative Preferred Stock Series 2008D-V, no par value and a $1,000 liquidation preference per share (the “Series D-V”) and (4) 7,472 shares of 10% Mandatory Convertible Non-cumulative Preferred Stock Series 2008D-NV, no par value and a $1,000 liquidation preference per share (the “Series D-NV” and together with the Series ND-V, the Series ND-NV and the Series D-V, the “Preferred Stock”).

     The Preferred Stock will have the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions as set forth on the Certificates of Designations for each series of the Preferred Stock, which are attached as an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Certificates of Designations”). Additional information regarding the terms of the Preferred Stock is set forth in Item 1.01 of the Company’s Current Report on Form 8-K dated May 1, 2008, which is incorporated herein by reference.

     The forgoing description of the Certificates of Designations is a summary only, and is qualified in its entirety by reference to the full text of such documents, which is filed as Exhibit 3.01 hereto and is incorporated by reference herein.

Item 7.01.  REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is a press release announcing the closing of the Company's previously announced private placement of approximately $250 million in aggregate liquidation amount of the Preferred Stock. In accordance with general instruction B.2 of Form 8−K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8−K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 8.01.  OTHER EVENTS.

     Attached as Exhibit 99.2 are the voting results associated with the Company's Annual Meeting of Shareholders held on May 6, 2008. All directors nominated were elected and all other matters presented before the meeting were approved by the requisite vote.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

3.01	Articles of Amendment dated May 8, 2008
99.1	Press Release dated May 8, 2008
99.2	Voting Results from the Annual Meeting held on May 6, 2008

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.
May 9, 2008	By: /s/ William P. Crawford, Jr.
William P. Crawford, Jr.
Executive Vice President and General Counsel

Exhibit Index

Exhibit	Description

3.01	Articles of Amendment dated May 8, 2008
99.1	Press Release dated May 8, 2008
99.2	Voting Results from the Annual Meeting held on May 6, 2008